Pension Liability (Details) - Schedule of information on the pension plan - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule of information on the pension plan [Abstract]
Service cost	$ 48,641	$ 24,875	$ 25,206
Interest cost	732	832	2,992
Expected return on assets	(6,314)	(1,713)	(4,249)
Effect of settlement		(28,754)	(5,810)
Actuarial loss outside corridor recognized	983
Administrative expenses	3,141	1,185	1,946
Net periodic pension cost	$ 47,183	$ 3,575	$ 20,085